UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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HABERSHAM BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTRODUCTION
OWNERSHIP OF STOCK
PROPOSAL 1: ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE MATTERS
PERFORMANCE GRAPH
CERTAIN TRANSACTIONS

HABERSHAM BANCORP
282 Historic Highway 441 North
P.O. Box 1980
Cornelia, Georgia 30531
(706) 778-1000

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SATURDAY, APRIL 16, 2005.

To the Shareholders of Habersham Bancorp:

     The annual meeting of shareholders of Habersham Bancorp (the “Company”) will be held on Saturday, April 16, 2005, at 1:00 p.m., in the Central Office of Habersham Bank at 282 Historic Highway 441 North, Cornelia, Georgia, for the following purposes:

     (1) To elect directors.

     (2) To approve the Habersham Bancorp 2005 Stock Option Plan.

     (3) To approve the Habersham Bancorp Outside Directors Stock Option Plan.

     (4) To transact any other business that may properly come before the meeting or any adjournment.

     March 4, 2005 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     Please mark, date, sign and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to vote your shares in person, you may do so at any time before the vote takes place.

By Order of the Board of Directors,

David D. Stovall
President and Chief Executive Officer
March 19, 2005

HABERSHAM BANCORP
282 Historic Highway 441 North
P.O. Box 1980
Cornelia, Georgia 30531

PROXY STATEMENT

INTRODUCTION

Time and Place of the Meeting

     The Company’s Board of Directors is furnishing this Proxy Statement to solicit proxies for use at the annual meeting of shareholders to be held on Saturday, April 16, 2005, at 1:00 p.m., in the Central Office of Habersham Bank (the “Bank”) at 282 Historic Highway 441 North, Cornelia, Georgia, and at any adjournment of the meeting.

Procedures for Voting by Proxy

     If you properly sign, return and do not revoke your proxy, the persons named as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the nominated directors, FOR approval of the Stock Option Plan (the “Stock Option Plan”), FOR approval of the Outside Directors Stock Option Plan (the “Directors Plan”) and in accordance with the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. You can revoke your proxy by delivering to Edward D. Ariail at the Company’s Central Office either a written revocation of your proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Record Date and Mailing Date

     The close of business on March 4, 2005 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this Proxy Statement and accompanying proxy card to shareholders on or about March 19, 2005.

Number of Shares Outstanding

     As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $1.00 par value, authorized, of which 2,901,692 shares were issued and outstanding. Each such share is entitled to one vote on matters to be presented at the meeting.

A-1

Requirements for Shareholder Approval

     A quorum will be present if a majority of the votes entitled to be cast are present in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. To be elected, a director must receive more votes than any other nominee for the same seat on the Board of Directors. As a result, if you withhold your vote as to one or more directors, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee.

     Approval of the Stock Option Plan and of the Directors Plan requires the affirmative vote of a majority of the total votes cast on the proposal at the meeting. Approval of any other matter properly presented for shareholder approval requires that the number of shares voted in favor of the proposal exceed the number of shares voted against the proposal, provided a quorum is present.

     We know of no other matters that may be brought before the meeting. If, however, any matter other than the election of directors or a matter incident to the election of directors properly comes before the meeting, the persons appointed as proxies will vote on the matter in accordance with their best judgment.

     Only votes actually cast will count in determining whether the shareholders have approved a proposal. Abstentions and broker “non-votes” resulting from a broker’s inability to vote a client’s shares on non-discretionary matters, such as the approval of the Stock Option Plan and the Directors Plan, will not affect the outcome of the election of directors or any other proposals that may be brought before the meeting.

Expenses and Solicitation of Proxies

     The Company will pay the expenses of soliciting proxies for the 2005 Annual Meeting of Shareholders. The Company has retained Investor Com, Inc. to assist in the solicitation of proxies for a fee of approximately $6,000. In addition, certain directors, officers and regular employees of the Company and its subsidiaries may solicit proxies by telephone, telegram or personal interview. They will receive no compensation in addition to their regular salaries for these activities. The Company will direct brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the common stock that these institutions hold of record, and, upon request, will reimburse them for their reasonable out-of-pocket expenses.

OWNERSHIP OF STOCK

Principal Shareholders

     On March 4, 2005, the Company had 495 shareholders of record. The following table lists the persons who, to our best knowledge, beneficially owned 5% or more of the Company’s outstanding shares of common stock as of that date. According to rules adopted by the Securities and Exchange Commission, a “beneficial owner” of securities has or shares the power to vote the securities or to direct their investment. Unless otherwise indicated, each person is the record owner of, and has sole voting and investment power with respect to, his or her shares. The number of issued and outstanding shares used to calculate the percentage of total ownership for a given individual or group includes any shares covered by the option(s) issued to that individual or group.

Name and Address	Amount and Nature of
of Beneficial Owner	Beneficial Ownership		Percent of Class

John Robert Arrendale	170,072		5.86%
200 Hillcrest Heights
Cornelia, Georgia 30531

Thomas A. Arrendale, III	1,001,660	(1) (2)	34.43%
P. O. Box 558
Baldwin, Georgia 30511

Cyndae Arrendale Bussey	515,776	(1)	17.78%
P. O. Box 558
Baldwin, Georgia 30511

David D. Stovall	182,821	(3)	6.15%
P. O. Box 1980
Highway 441 North
Cornelia, Georgia 30531

Footnotes

(1)	Includes 400,000 shares owned by the Arrendale Undiversified Family Limited Partnership and 85,000 shares owned by the Thomas A. Arrendale, Jr. Family Limited Partnership. As general partners of each limited partnership, Thomas A. Arrendale, III and Cyndae Arrendale Bussey share voting and dispositive authority with respect to the shares owned by each partnership.

(2)	Includes 7,500 shares subject to exercisable options.

(3)	Includes 101,487 shares owned of record by Mr. Stovall jointly with his wife, 8,334 shares owned of record by Mr. Stovall jointly with his daughter, and 73,000 shares subject to exercisable options. Excludes 9,621 shares (as of the latest available valuation of

December 31, 2004) held in Mr. Stovall’s account in the Company’s 401(k) Savings Investment Plan Trust (the “Savings Plan”), as to which Mr. Stovall has no voting or investment power.

Stock Owned by Management

     The following table lists the number and percentage ownership of shares of common stock beneficially owned by each director and director nominee, each executive officer named in the Summary Compensation Table contained elsewhere in this Proxy Statement and all directors and executive officers as a group as of March 4, 2005. Unless otherwise indicated, each person is the record owner of, and has sole voting and investment power with respect to, his shares. The number of issued and outstanding shares used to calculate the percentage of total ownership includes any shares covered by the option(s) issued to the individual or to members of the group, as applicable, identified in the table.

	Number of Shares		Percentage
Name	Beneficially Owned		of Total

Directors and Director Nominees:

Edward D. Ariail(1)	70,738	(2)	2.41%
Thomas A. Arrendale, III	1,001,660	(3) (4)	34.43%
Michael C. Martin	28,397	(3) (5)	*
Michael L. Owen	74	(6)	*
James A. Stapleton, Jr.	7,950	(3) (7)	*
David D. Stovall(1)	182,821	(8)	6.15%
Calvin R. Wilbanks	28,400	(3) (9)	*

Named Executive Officers who are not Directors:

Bonnie C. Bowling	34,100	(10)	1.16%
Britt H. Henderson	30,000	(11)	*
Wendell L. Couch	8,000	(12)	*

All Directors, Director Nominees and Current Executive Officers as a Group (13 persons)	1,429,805	(13)	45.56%

Footnotes

(*)	Indicates less than 1%.

(1)	Messrs. Ariail and Stovall are also executive officers of the Company.

(2)	Includes 20,525 shares owned of record by Mr. Ariail jointly with his wife, 350 shares owned of record by Mr. Ariail jointly with his wife and daughters and 38,000 shares subject to exercisable options. Excludes 6,807 shares (as of the latest available valuation of

December 31, 2004) held in Mr. Ariail’s account in the Savings Plan, as to which Mr. Ariail has no voting or investment power.

(3)	Includes 7,500 shares subject to exercisable options.

(4)	Includes 400,000 shares owned by the Arrendale Undiversified Family Limited Partnership and 85,000 shares owned by the Thomas A. Arrendale, Jr. Family Limited Partnership. As general partners of each limited partnership, Thomas A. Arrendale, III and Cyndae Arrendale Bussey share voting and dispositive authority with respect to the shares owned by each partnership.

(5)	Includes 591 shares owned of record by Mr. Martin jointly with his children.

(6)	Includes 74 shares owned of record by Mr. Owen jointly with his wife.

(7)	Mr. Stapleton owns 450 of the indicated shares jointly with his children.

(8)	Includes 101,487 shares owned of record by Mr. Stovall jointly with his wife, 8,334 shares owned of record by Mr. Stovall jointly with his daughter, and 73,000 shares subject to exercisable options. Excludes 9,621 shares (as of the latest available valuation of December 31, 2004) held in Mr. Stovall’s account in the Savings Plan as to which Mr. Stovall has no voting or investment power.

(9)	Includes 9,542 shares held jointly with his wife and 3,825 shares held of record by his wife.

(10)	Includes 27,000 shares subject to exercisable options. Excludes 1,818 shares (as of the latest available valuation of December 31, 2004) held in Ms. Bowling’s account in the Savings Plan, as to which Ms. Bowling has no voting or investment power.

(11)	Includes 30,000 shares subject to exercisable options. Excludes 54 shares (as of the latest available valuation of December 31, 2004) held in Mr. Henderson’s account in the Savings Plan, as to which Mr. Henderson has no voting or investment power.

(12)	Includes 8,000 shares subject to exercisable options. Excludes 482 shares (as of the latest available valuation of December 31, 2004) held in Mr. Couch’s account in the Savings Plan, as to which Mr. Couch has no voting or investment power.

(13)	Of the indicated shares, 235,500 shares are subject to exercisable options. Excludes 19,218 shares (as of the latest available valuation of December 31, 2004) held in accounts for the benefit of the Company’s executive officers under the Savings Plan, as to which participants have no voting or investment power.

PROPOSAL 1: ELECTION OF DIRECTORS

     The Board of Directors has determined that the following directors are independent pursuant to Nasdaq Stock Market regulations: Thomas A. Arrendale, III, Michael C. Martin, James A. Stapleton, Jr., and Calvin R. Wilbanks. These independent directors, acting as a group, have nominated the persons listed below to serve as directors of the Company. Each director, if elected, will serve until the 2006 annual meeting of shareholders or until his successor is duly elected and qualified. If any nominee becomes unavailable to serve as a director, which we do not now anticipate, then the persons named as proxies will have complete discretion to vote for another duly nominated candidate.

     The following table shows, for each director, his name and age at December 31, 2004, the year he was first elected as a director, his position with the Company other than as a director and his principal occupation and other business experience for the past five years.

		Year First	Position with Company;
Name	Age	Elected	Business Experience

Edward D. Ariail	46	2000	Vice President and Corporate Secretary of the Company; President of Habersham Bank since April 1996; prior thereto, Executive Vice President of Habersham Bank; and member of the Board of Directors of BancMortgage Financial Corp.

Thomas A. Arrendale, III	47	1990	Chairman of the Board of Directors of the Company; Vice President of
			Marketing, Fieldale Farms, Inc. (poultry processing and distribution)

Michael C. Martin	51	2000	Owner, Martin & Company (land surveyors)

Michael L. Owen	52	2004	President, Lusk Construction, Inc.

James A. Stapleton, Jr.	56	1990	President and General Manager, Habersham Metal Products

David D. Stovall	48	1989	President and Chief Executive Officer of the Company; Vice Chairman and Chief Executive Officer of Habersham Bank; Chairman of the Board of Directors of Advantage Insurers, Inc.

Calvin R. Wilbanks	58	1990	Vice Chairman of the Board of the Company, Co-Owner, C.P. Wilbanks Lumber Company

The Board of Directors recommends that you vote FOR each of the nominees listed above.

Meetings and Committees of the Board

     The Company’s Board of Directors holds its regular meetings on the third Saturday of the first month of each quarter and otherwise as necessary. Habersham Bank’s Board of Directors meets on the third Saturday of each month. During 2004, the Company’s Board of Directors and Habersham Bank’s Board of Directors each met 12 times. Each director of the Company attended at least 75% of the meetings of the Company’s Board of Directors and of any committees of which he was a member, and each nominated director of Habersham Bank attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of which he was a member. The Company does not have a policy regarding director attendance at annual shareholders’ meetings. Except for Mr. Stapleton, all of the directors attended the 2004 annual meeting of shareholders.

     The Audit Committee’s functions include (a) engaging, overseeing, retaining and compensating the independent accountants and determining the scope of their services; (b) reviewing the independence of the independent accountants; (c) pre-approving all audit and allowable non-audit services to be provided by the independent accountants; (d) determining that the Company has adequate administrative, operating and internal accounting controls and that it is operating in accordance with prescribed procedures; and (e) serving as an independent party in the review of the Company’s financial information prior to its distribution to the Company’s shareholders and the public. The members of the Audit Committee are Michael C. Martin, James A. Stapleton, Jr. and Calvin R. Wilbanks. The Audit Committee met six times during 2004.

     The Board of Directors has determined that each Audit Committee member is independent in accordance with Nasdaq Stock Market and Securities and Exchange Commission (“SEC”) regulations. None of the members of the Audit Committee has participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. Although none of the Committee members meets the criteria specified under applicable Securities and Exchange Commission (“SEC”) regulations for an “audit committee financial expert,” each has the financial knowledge, business experience and independent judgment necessary for service on the Audit Committee.

     Neither the Company nor any of its subsidiaries has a standing nominating committee. The Board believes that its independent directors are sufficiently removed from management influence to fulfill the nominating function without a formal committee structure. See “Director Nominations and Shareholder Communications” for information regarding the process for director nominations.

Compensation of Directors

     Director Fees. The same individuals who served as directors of the Company in 2004 also served as directors of Habersham Bank. Except for Messrs. Owen and Martin, who each receive $500 per month for loan committee service, directors are not compensated separately for committee service. Mr. Ariail receives $1,000 per Company board meeting and $500 per Bank board meeting, while the other directors, except for the Chairman, receive $2,000 per Company board meeting and $1,000 per Bank board meeting. The Chairman receives $4,000 per Company board meeting and $2,000 per Bank board meeting. In addition, Messrs. Owen and Martin receive $500 per month for service on the Bank’s loan committee. On December 31, 2004, the directors approved a bonus of twice their normal monthly fees, payable as of December 31, 2004.

     The following table shows the total fees paid to each of our directors for their service for 2004:

			Loan
Name	Company	Bank	Committee	Bonus	Total
Mr. Arial	$12,000	$6,000	$0	$3,000	$21,000
Mr. Arrendale	48,000	24,000	0	12,000	84,000
Mr. Martin	24,000	12,000	6,000	6,000	48,000
Mr. Owen	24,000	12,000	6,000	6,000	48,000
Mr. Stapleton	24,000	12,000	0	6,000	42,000
Mr. Stovall	24,000	12,000	0	6,000	42,000
Mr. Wilbanks	24,000	12,000	0	6,000	42,000

     Stock Options. Directors of the Company and the Bank who are not employees of the Company or any of its subsidiaries (Messrs. Arrendale, Martin, Owen, Stapleton and Wilbanks) have been eligible for annual option grants under the Habersham Bancorp Outside Directors Stock Option Plan. This plan terminated on its terms on January 21, 2005, and we are submitting a new version of this plan for shareholder approval with this proxy statement. Its terms were the same as those of the proposed Directors Plan except for the termination date and the exercise price provision. Under the initial plan, options were to be granted with an exercise price equal to the book value of the common stock on the date of grant. On December 31, 2004, each of the directors of the Company received an option to purchase 5,000 shares of common stock at an exercise price of $20.60 per share, representing the fair market value of the common stock as of that date, which was higher than book value. The directors ratified and approved this change in the exercise price. The options vest in full on July 1, 2005 and expire on December 31, 2009.

     Supplemental Retirement Plan. Each of our directors is entitled to retirement benefits under our Directors Supplemental Retirement Plan (the “Retirement Plan”). The Retirement Plan is funded by life insurance policies owned by the Bank. Amounts earned on the policies in excess of a rate specified in the Retirement Plan will be paid to the directors upon retirement or earlier disability, but will not be paid to directors who have served in that capacity for less than five years or who are terminated for cause. The Retirement Plan also permits directors to defer up to 100% of their director fees for a maximum of five years, subject to extension in the Board’s discretion. In the event of a change of control of the Company or the Bank, directors will remain entitled to benefits under the Retirement Plan as if they had been employed by the Bank continuously until retirement age. The following table shows expenses incurred for reserves established to pay benefits due under the Retirement Plan and the year-end balance of each director’s account from which payments under the Retirement Plan would be made.

		Balance
Name	2004 Expense	At 12/31/04
Mr. Ariail	$2,900	$14,933
Mr. Arrendale	2,967	15,600
Mr. Martin	4,196	21,748
Mr. Owen	2,452	9,189
Mr. Stapleton	4,819	24,581
Mr. Stovall	2,983	15,606
Mr. Wilbanks	5,592	28,862

Compliance with Section 16(a) of the Exchange Act

     Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers and persons who own beneficially more than 10% of the Company’s outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company’s common stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the forms they file. To our knowledge, based solely on a review of the copies of these reports furnished to the Company, during the fiscal year ended December 31, 2004, and except for one late filing for one transaction by Dulcie D. Ariail, our directors, executive officers and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements.

EXECUTIVE OFFICERS

     The Company’s executive officers are appointed by and hold office at the discretion of the Board of Directors. The following table lists for each executive officer (a) the person’s name, (b) his or her age at December 31, 2004, (c) the year he or she was first elected as an executive officer of the Company, (d) his or her position with the Company and its subsidiaries, and (e) other business experience for the past five years, if he or she has been employed by the Company or any subsidiary for less than five years.

		Year First	Position with Company;
Name	Age	Elected	Business Experience
Edward D. Ariail	46	1990	Vice President and Corporate
			Secretary of the Company;
			President of Habersham Bank
			since April 1996; prior
			thereto, Executive Vice
			President of Habersham Bank.
			Mr. Ariail is Dulcie D.
			Ariail’s brother-in-law.

Dulcie D. Ariail	45	2004	Vice President, Insurance
			Services, of the Company;
			President of Advantage
			Insurers, Inc. since November
			1998; prior thereto, agent
			with Advantage Insurers, Inc.
			Ms. Ariail is Edward D.
			Ariail’s sister-in-law.

Annette Banks	58	1997	Vice President and Chief
			Financial Officer of the
			Company since April 1997;
			prior thereto, Chief Financial
			Officer of the Company and
			Vice President, Controller of
			Habersham Bank.

Bonnie C. Bowling	46	1997	Chief Operations Officer of
			the Company since January
			2004; Vice President,
			Operations, Audit, Compliance
			of the Company since April
			1997; from December 1994 to
			1997, Process Owner of
			Audit/Compliance of the
			Company; prior thereto, Vice
			President of CB&T – West
			Georgia, Carrollton, Georgia

Wendell L. Couch	47	2004	Vice President, Mortgage
			Banking, of the Company since
			January 2004; Vice President,
			Mortgage Lending, of Habersham
			Bank since 2003; prior
			thereto, Vice President,
			BancMortgage Financial Corp.

		Year First	Position with Company;
Name	Age	Elected	Business Experience
Britt H. Henderson	41	2004	Vice President, Commercial
			Banking, of the Company since
			January 2004; Regional
			President of Habersham Bank
			since 2003; from 2001 to 2002,
			President of Security State
			Bank; from 1999 to 2001,
			President and Chief Executive
			Officer of Century South Bank
			of Ellijay, Georgia and,
			following the bank’s
			acquisition, City Executive
			for BB&T Bank.

David D. Stovall	48	1984	President and Chief Executive
			Officer of the Company; Vice
			Chairman and Chief Executive
			Officer of Habersham Bank;
			Chairman of the Board of
			Directors of Advantage
			Insurers, Inc.

Karen E. Ward	43	2004	Vice President, Human
			Resources of the Company and
			Senior Vice President, Human
			Resources of Habersham Bank
			since 2000; from 1996 to 2000,
			Assistant Vice President and
			Manager of Human Resources,
			NCS Mortgage Lending Company.

EXECUTIVE COMPENSATION

     The following table provides certain summary information concerning compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company’s Chief Executive Officer and the other most highly compensated executive officers of the Company who earned over $100,000 in salary and bonus for 2004.

Summary Compensation Table

				Long-Term
				Compensation (2)
		Annual		Securities
		Compensation (1)		Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus($)	Options/ SARs (#)	Compensation($)(3)
David D. Stovall	2004	236,181	15,000	15,000	9,703	(4)
President and Chief	2003	221,745	8,800	12,000	9,553	(4)
Executive Officer of the	2002	186,004	17,600	18,000	9,343	(4)
Company and Vice Chairman and Chief Executive Officer of Habersham Bank

				Long-Term
				Compensation (2)
		Annual		Securities
		Compensation (1)		Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus($)	Options/ SARs (#)	Compensation($) (3)

Edward D. Ariail	2004	141,026	8,402	8,000	6,032	(4)
Vice President and	2003	139,476	8,059	8,000	6,107	(4)
Corporate Secretary of the	2002	121,000	12,100	10,000	5,506	(4)
Company and President of Habersham Bank

Britt H. Henderson	2004	144,500	11,003	8,000	4,709
Vice President, Commercial	2003	129,121	12,480	8,000	2,016
Banking, of the Company	2002	78,555	8,400	14,000	0
and Regional President of Habersham Bank

Bonnie C. Bowling	2004	121,932	10,000	8,000	3,992
Vice President, Operations,	2003	115,494	11,122	8,000	3,768
Audit, Compliance of the Company	2002	100,551	10,111	7,000	3,305

Wendell L. Couch	2004	171,664	0	3,000	5,150
Vice President, Mortgage	2003	112,957	31,716	3,000	3,389
Banking, of the Company	2002	187,999	0	2,000	4,828
and Vice President of Habersham Bank

(1) We have omitted information on “perks” and other personal benefits because the aggregate value of these items does not meet the minimum amount required for disclosure under Securities and Exchange Commission regulations.

(2) The Company has not awarded any restricted stock or long-term incentives other than stock options. Accordingly, we have omitted columns relating to these types of awards. The terms of the 2004 option grants are included in the table captioned “Option Grants in Last Fiscal Year.” Options granted in 2003 have an exercise price of $24.99 per share and expire on December 31, 2008, while options granted in 2002 have an exercise price of $17.82 per share and expire on December 31, 2007. All options vest immediately upon grant.

(3) Includes the following Company contributions to the indicated person’s savings plan account for the year indicated:

	2004	2003	2002
Mr. Stovall	$6,150	6,000	$5,790
Mr. Ariail	4,472	4,547	3,946
Mr. Henderson	4,709	2,016	0
Ms. Bowling	3,992	3,768	3,305
Mr. Couch	5,150	3,389	4,828

(4) Includes $3,553 and $1,560 in premiums paid by the Company under split dollar life insurance plans for the benefit of Mr. Stovall and Mr. Ariail, respectively, in each of the years indicated. These are in addition to the retirement benefits to which they are entitled under the Supplemental Retirement Plan described under “Compensation of Directors.”

     The following table sets forth information regarding the grant of stock options to the executives named in the Summary Compensation Table during 2004. All options shown are presently exercisable.

Option Grants in Last Fiscal Year

		Percent of Total
		Options			Potential Realizable Value
	Number of Securities	Granted to			At Assumed Annual Rate
	Underlying	Employees in Fiscal	Exercise Price	Expiration	Of Stock Price Appreciation
Name	Options Granted	Year	($/share)	Date	For Option Term ($)
					5%	10%

David D. Stovall	15,000	21.43	20.60	12/31/09	85,371	188,648
Edward D. Ariail	8,000	11.43	20.60	12/31/09	45,531	100,612
Britt H. Henderson	8,000	11.43	20.60	12/31/09	45,531	100,612
Bonnie C. Bowling	8,000	11.43	20.60	12/31/09	45,531	100,612
Wendell L. Couch	3,000	4.29	20.60	12/31/09	17,074	37,730

     The following table contains information, with respect to the executives named in the Summary Compensation Table, concerning the exercise of options during 2004 and unexercised options held as of the end of 2004.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

					Value of Unexercised
			Number of Unexercised		In-the-Money Options/SARs
	Shares Acquired		Options at FY-End (#)		at FY /End($)(1)
	on Exercise	Value Realized
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
David D. Stovall	13,053	189,096	73,000	0	239,470	0
Edward D. Ariail	4,500	68,445	38,000	0	84,300	0
Britt H. Henderson	0	0	30,000	0	27,820	0
Bonnie C. Bowling	2,000	26,120	27,000	0	27,000	0
Wendell L. Couch	0	0	8,000	0	5,560	0

(1)	Calculated by subtracting the exercise price from the market price of the common stock at fiscal year-end ($20.60 per share) and multiplying the resulting figure by the number of shares subject to options for which the exercise price was less than the market price of the common stock at fiscal year-end.

Compensation Committee Interlocks and Insider Participation

     The independent directors of the Company determine the compensation of the Chief Executive Officer and executive officers by majority vote. None of these persons has served as an executive officer of the Company in the past. During 2004, no executive officer of the Company served as a director or member of the Compensation Committee (or group performing equivalent functions) of any other entity of which any of the Company’s independent directors served as an executive officer.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company does not have a Compensation Committee. Instead, the independent directors of the Company (Messrs. Arrendale, III, Martin, Stapleton and Wilbanks) determine executive compensation by a majority vote. Each of these directors is independent under Nasdaq Stock Market standards.

     This report discusses the compensation objectives and policies applicable to our executive officers and our policy generally with respect to the compensation of all executive officers as a group for 2004 and specifically reviews the compensation established for our Chief Executive Officer during 2004.

Compensation Philosophy

     Our executive compensation program has three objectives: (1) to align the interests of the executive officers with those of our shareholders by basing a portion of an executive’s compensation on the Company’s performance, (2) to attract and retain highly talented and productive executives, and (3) to provide incentives for superior performance by our executives. To achieve these objectives, our executive compensation program consists of base salary, short-term incentives in the form of cash bonuses and long-term incentive compensation in the form of stock options. These compensation elements are in addition to the general benefit programs that are offered to all of our employees.

     In determining the amount and type of compensation to be awarded to executive officers, we study the compensation packages for executives of a peer group of the Company’s most direct publicly held competitors for executive talent, assess the competitiveness of our executive compensation program and review the Company’s financial performance for the previous year. We also gauge our success in achieving the compensation program’s objectives in the previous year and consider the Company’s overall performance objectives. Each element of our executive compensation program is discussed below.

Base Salaries

     In addition to the factors described above that support our executive compensation program generally, we evaluate subjectively the responsibilities of the specific executive position and the individual executive’s experience and knowledge in determining his or her base salary. Except in the case of Mr. Couch, whose salary includes commissions on loan production, salaries are not based upon the achievement of any predetermined performance targets.

Bonuses

     The Company’s incentive bonus program is based on predetermined bank-wide and individual performance criteria that are set in January of each year. The criteria include, but are not limited to, bank and business unit profitability, loan and deposit growth and employee development. The individual criteria vary depending on the executive’s position, while the bank-wide performance criteria are the same for all executives. Mr. Stovall does not participate in this program, as his incentive compensation is determined subjectively by the Committee as described in “—Compensation of the Chief Executive Officer.” In addition, because Mr. Couch receives loan commissions as part of his salary, he is not eligible to participate in the incentive bonus program.

Long-Term Incentive Compensation

     The long-term incentive portion of our compensation program is based upon our Incentive Stock Option Plan and, assuming shareholder approval, our 2005 Stock Option Plan. We believe that placing a portion of executives’ total compensation in the form of stock options achieves three objectives. It aligns the interest of our executives directly with those of our shareholders, gives executives a significant long-term interest in the Company’s success and helps us retain key executives. In determining the number and terms of options to grant an executive, we primarily consider subjectively the executive’s past performance (or, in the case of a new executive, his or her knowledge, and experience and the degree to which we can recruit executives with similar skills) and the degree to which an incentive for long-term performance would benefit the Company. The exercise price is set at fair market value as of the date of grant and options typically vest in full on the date of grant, as we do not believe a long-term vesting schedule is necessary in order to provide an additional incentive for our executives.

Other Benefits

     We believe we must offer a competitive benefits program to attract and retain key executives. We continue to retain the split-dollar life insurance policies on Messrs. Stovall and Arrendale, which are described in Note (4) to the Summary Compensation Table, as an additional benefit to those executives. We otherwise provide the same medical and other benefits to our executive officers that are generally available to our other employees.

Compensation of the Chief Executive Officer

     We based our Chief Executive Officer’s 2004 salary, bonus and stock options on our review of the compensation packages for chief executive officers of our most direct competitors and on our subjective assessment of his experience, knowledge and abilities. We base his salary adjustments and stock option awards or other long-term incentive compensation on the same elements and measures of performance as we review in determining the compensation for our other executive officers. We determine his annual bonus subjectively, outside of the specific parameters of the incentive bonus program described above, based on our assessment of his overall effectiveness and the Company’s performance during the year for which the bonus is being considered. Aside from the incentives inherent in the grant of stock options, we do not directly tie our Chief Executive Officer’s compensation to the Company’s performance, although it is considered as a factor in our determination of his salary and bonus.

Section 162(m) of the Internal Revenue Code

     It is our responsibility to address the issues raised by Section 162(m) of the Internal Revenue Code, as amended. The revisions to Section 162(m) made certain non-performance based compensation in excess of $1,000,000 to executives of public companies non-deductible to the companies beginning in 1994. We have reviewed these issues and have determined that no portion of compensation payable to any executive officer for 2004 is non-deductible. Our Incentive Stock Option Plan limits to $100,000 the aggregate fair market value of the common stock subject to options that first become exercisable during any calendar year for any individual optionee.

Submitted by:	Thomas A. Arrendale, III
Michael C. Martin
James A. Stapleton, Jr.
Calvin R. Wilbanks

AUDIT COMMITTEE MATTERS

Audit Committee Report

     The Audit Committee is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined by Nasdaq Stock Market standards. The Audit Committee operates under a written charter approved by the Board of Directors.

     Management is responsible for the Company’s internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the December 31, 2004 consolidated financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence.

     Based upon the Audit Committee’s discussions of the Company’s 2004 audited consolidated financial statements with management and the independent accountants, and the Audit Committee’s review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include such audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, to be filed with the Securities and Exchange Commission.

March 19, 2005	THE AUDIT COMMITTEE

Michael C. Martin
James A. Stapleton, Jr.
Calvin R. Wilbanks

Independent Certified Public Accountants

     Porter Keadle Moore LLP, Atlanta, Georgia, acted as the Company’s principal independent certified public accountants for the year ended December 31, 2004. Representatives of Porter Keadle Moore LLP will be present at the 2005 Annual Meeting and will have the opportunity to make a statement if they desire to do so and respond to appropriate questions.

Audit Fees

     The Company changed its independent auditors from KPMG LLP to Porter Keadle Moore LLP during 2004. The following table sets forth the fees billed to the Company by Porter Keadle Moore LLP for 2004 and by KPMG LLP for 2003.

	2004	2003

Audit fees	$118,954	$148,825

Audit-related fees (1)	21,768	22,975

Tax fees (2)	10,750	9,700

All other fees	0	0

Total fees	$151,472	$181,500

(1)	Audit-related fees for 2004 consist primarily of professional services relating to the audit of the Company’s employee benefit plan and advice rendered in connection with an acquisition. Audit-related fees for 2003 consist primarily of professional services related to Federal Home Loan Bank collateral verification procedures and the audit of the Company’s employee benefit plan.

(2)	Tax fees for 2004 consist of professional services related to the preparation of tax returns and tax consulting services. Tax fees for 2003 consist primarily of professional services related to the preparation of tax returns and quarterly tax estimates.

     The services provided by the independent accountants were pre-approved by the Audit Committee to the extent required under applicable law and in accordance with the provisions of the Committee’s charter. The Audit Committee pre-approves all audit and allowable non-audit services, but does not have a specific pre-approval policy. The Audit Committee has determined that the rendering of non-audit professional services, as identified above, is compatible with maintaining the independence of the Company’s auditors.

PERFORMANCE GRAPH

     The following Performance Graph compares the yearly percentage change in the cumulative total shareholder return on our common stock to the cumulative total return on the Nasdaq Stock Market (U.S.) Index and the Nasdaq Bank Stock Index from December 31, 1999 through the last trading day of each succeeding fiscal year through December 31, 2004. The Performance Graph assumes reinvestment of dividends, where applicable.

Comparison of Five - Year Cumulative Total Returns

Performance Graph for
Habersham Bancorp

Produced on 02/24/2005 including data to 12/13/2004

Prepared by CRSP (www.crsp.uchicago.edu), Center for Research in Security Prices, Graduate School of Business, The University of Chicago. Used with permission. All rights reserved.

CRSP Total Returns
Index for:	12/1999	12/2000	12/2001	12/2002	12/2003	12/2003

Habersham Bancorp	100.0	77.8	130.8	147.7	213.1	188.4

Nasdaq Stock Market	100.0	60.3	47.8	33.1	49.4	53.8
(U.S. Companies)

Nasdaq Bank Stocks	100.0	114.2	123.7	126.6	162.9	186.4
SIC 6020-6029, 6710-6719 US And Foreign

Notes:

A.	The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B.	The indexes are reweighted daily, using the market capitalization on the previous trading day.

C.	If the monthly interval, based on the fiscal year end, is not a trading day, the preceding trading day is used.

D.	The index level for all series was set to 100.0 on 12/31/1999.

CERTAIN TRANSACTIONS

     Some of our directors, officers, principal shareholders and their associates were customers of, or had transactions with, the Company or its subsidiaries in the ordinary course of business during 2004. Some of our directors are directors, officers, trustees or principal securities holders of corporations or other organizations that also were customers of, or had transactions with, the Company or its subsidiaries in the ordinary course of business during 2004.

     All outstanding loans and other transactions with our directors, officers and principal shareholders were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, when made, did not involve more than the normal risk of collectability or present other unfavorable features. In addition to banking and financial transactions, the Company and its subsidiaries may have had additional transactions with, or used products or services of, various organizations with which directors of the Company and its subsidiaries were associated. The amounts involved in these non-credit transactions have not been material in relation to the business of the Company, its subsidiaries or such other organizations. We expect that the Company and its subsidiaries will continue to have similar transactions in the ordinary course of business with such individuals and their associates in the future.

DIRECTOR NOMINATIONS AND SHAREHOLDER COMMUNICATIONS

General

     The Company’s Board of Directors does not have a nominating committee. Instead, the independent directors of the Company act as a group to consider and nominate director candidates. They will consider shareholder recommendations of director candidates who appear to be qualified to serve on the Company’s Board of Directors. To submit a recommendation of a director candidate, a shareholder should submit the following information in writing, addressed to the Board of Directors, in care of the Corporate Secretary, at the main office of the Company at 282 Historic Highway 441 North, P. O. Box 1980, Cornelia, Georgia 30531:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including appropriate biographical information.

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the shareholder making the recommendation, his or her name, address, number of shares of Company common stock beneficially owned, the dates on which the shareholder acquired his or her shares, documentary support for any claim of beneficial ownership and his or her relationship or affiliation with the nominee; and

5.	A statement as to the qualification of the nominee. Although neither the Board of Directors nor its independent directors has prescribed any minimum qualifications or standards for a director nominee, relevant factors include business experience; knowledge of the Company and the financial services industry; experience in serving as director of the Company or of another financial institution or public company generally; wisdom, integrity and ability to make independent analytical inquiries; familiarity with and participation in the communities served by the Company; and commitment to and availability for service as a director of the Company.

Shareholder Proposals

     In order for a shareholder proposal to be included in the Company’s proxy statement for its next annual meeting of shareholders, the proposal must be received at least 120 calendar days prior to the one-year anniversary of the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting. As a result, shareholder proposals submitted for consideration at the next Annual Meeting of Shareholders must be received by the Company no later than November 26, 2005 to be included in the 2006 proxy materials. In addition, if the Company does not have notice of a shareholder proposal for the annual meeting of shareholders at least 45 days before the one-year anniversary of the date the Company’s proxy statement was released to shareholders for the previous year’s annual meeting, proxies solicited by the Company’s management will confer discretionary authority upon management to vote upon any such matter.

Other Shareholder Communications

     Shareholders wishing to communicate with the Board of Directors or with a particular director may do so in writing addressed to the Board, or to the particular director, and delivering it to the Corporate Secretary of the Company at the address of the Company’s principal office at 282 Historic Highway 441 North, P. O. Box 1980, Cornelia, Georgia 30531. The recipient will promptly forward such communications to the applicable director or to the Chairman of the Board for consideration at the next scheduled meeting.

PROPOSAL 2: APPROVAL OF THE HABERSHAM BANCORP 2005 STOCK OPTION PLAN

     On January 15, 2005, the Board of Directors of the Company adopted the Habersham Bancorp 2005 Stock Option Plan (the “Stock Option Plan”), subject to approval of the shareholders of the Company. At the annual meeting, shareholders will be asked to consider and vote on the approval and adoption of the Stock Option Plan. The Board of Directors believes that the granting of equity-based compensation will assist the Company in its efforts to attract and retain highly qualified persons to serve as officers and employees.

     The Board of Directors has reserved 400,000 shares of common stock for issuance under awards that may be made under the Stock Option Plan, subject to adjustment as provided in the Stock Option Plan.

     Applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), restrict the Company’s ability, in the absence of shareholder approval, to grant incentive stock options under Code Section 421 and to claim deductions which may otherwise be associated with the grant of nonqualified stock options under Code Section 162(m).

     The following description of the Stock Option Plan is qualified in its entirety by reference to the applicable provisions of the Stock Option Plan document, which is attached as Appendix A.

Terms of the Stock Option Plan

Administration

     The Stock Option Plan is administered by a subcommittee of the Board of Directors whose members are selected by the Board of Directors (the “Administrative Committee”). The Administrative Committee must have at least two members. When appointing members to the Administrative Committee, the Board of Directors is guided by the disinterested standards contained in both Code Section 162(m) and Rule 16b-3 of the Securities Exchange Act of 1934, as amended. At the present time, the Compensation Committee of the Board of Directors acts as the Administrative Committee under the Stock Option Plan. The Administrative Committee has the authority to grant awards under the Stock Option Plan and to make all other determinations that it may deem necessary or advisable for the administration of the Stock Option Plan. The Administrative Committee’s decisions relating to the administration of the Stock Option Plan and grants of equity awards are final and binding on all persons.

Awards

     The Stock Option Plan permits the Administrative Committee to make awards of options to purchase shares of common stock and tax reimbursement payments to eligible officers and employees of the Company and its affiliates. These discretionary awards may be made on an individual basis or through a program approved by the Administrative Committee for the benefit of a group of eligible persons. The Stock Option Plan permits the Administrative Committee to grant awards of incentive stock options and nonqualified stock options (collectively, “Options”).

     The number of shares of common stock as to which any Option is granted and to whom any Option is granted will be determined by the Administrative Committee, subject to the provisions of the Stock Option Plan. Options may be made exercisable or settled at the prices and may be made forfeitable or terminable under the terms established by the Administrative Committee, to the extent not otherwise inconsistent with the terms of the Stock Option Plan. Options generally are not transferable or assignable during a holder’s lifetime.

     The Administrative Committee will determine whether an Option is an incentive stock option or a nonqualified stock option at the time the Option is granted, and the Option will be evidenced by a stock option agreement. Options may be made exercisable on terms established by the Administrative Committee, to the extent not otherwise inconsistent with the terms of the Stock Option Plan. The Administrative Committee may also accelerate the times at which an option may be exercised subsequent to its grant. No eligible employee may be granted during any single calendar year rights to shares of common stock under Options which, in the aggregate, exceed 100,000 shares of common stock, subject to adjustment as provided in the Stock Option Plan. In addition, the aggregate fair market value, determined as of the date of the grant, of common stock as to which any incentive stock option first becomes exercisable in any calendar year is limited to $100,000 per recipient.

     The exercise price of an Option will be set forth in the applicable stock option agreement. The exercise price of incentive stock options granted under the Stock Option Plan may not be less than the fair market value of the common stock on the date of the grant nor less than 110% of the fair market value if the participant owns more than 10% of the outstanding common stock of the Company or any subsidiary. At the time an incentive stock option is exercised, the Company will be entitled to place a legend on the certificates representing the shares of common stock purchased to identify them as shares of common stock purchased upon the exercise of an incentive stock option. Nonqualified stock options may be made exercisable at a price no less than the fair market value of the common stock on the date of the grant. The Administrative Committee may permit an Option exercise price to be paid in cash or to be satisfied through a cashless exercise executed through a broker.

     The Administrative Committee also may authorize financing by the Company to assist a participant with payment of the exercise price, to the extent allowed under the Sarbanes-Oxley Act of 2002.

     The term of an Option will be specified in the applicable stock option agreement. The term of an incentive stock option generally may not exceed ten years from the date of grant; however, any incentive stock option granted to a participant who owns more than 10% of the common stock of the Company or any subsidiary will not be exercisable after the expiration of five years from the date the option is granted. Subject to any further limitations in a stock option agreement, in the event of a participant’s termination of employment, the unexpired portion of an incentive stock option will expire, terminate and become unexercisable no later than three months after the date of the termination of employment; provided, however, that if the termination of employment is due to death or disability, one year may be substituted for the three-month period.

Tax Reimbursement Payments

     The Administrative Committee may make cash tax reimbursement payments designed to cover tax obligations of recipients that result from the receipt or exercise of an Option.

Termination of Options

     The terms of a particular Option may provide that they terminate, among other reasons:

•	upon the holder’s termination of employment or other status with respect to the Company or any affiliate of the Company;

•	upon a specified date;

•	upon the holder’s death or disability; or

•	upon the occurrence of a change in control of the Company.

     In the Administrative Committee’s discretion, Options that are subject to termination may be cancelled, accelerated, paid or continued, subject to the terms of the applicable agreement reflecting the terms of an Option and to the provisions of the Stock Option Plan.

     Options may include exercise, conversion or settlement rights to a holder’s estate or personal representative in the event of the holder’s death or disability.

Reorganizations

     The number of shares of common stock reserved for issuance in connection with the grant of an Option or to which an Option is subject, as the case may be, the exercise price of an option and the annual limit on the number of shares of common stock subject to options that may be granted to any employee during a calendar year are subject to adjustment in the event of any recapitalization of the Company or similar event effected without the receipt of consideration.

     In the event of specified corporate reorganizations or a change in control of the Company, Options may be substituted, cancelled, accelerated, cashed-out or otherwise adjusted by the Administrative Committee, provided that the adjustment is not inconsistent with the terms of the Stock Option Plan or any agreement reflecting the terms of an Option.

Amendment or Termination

     Although the Stock Option Plan may be amended or terminated by the Board of Directors without shareholder approval, the Board of Directors also may condition any amendment upon shareholder approval if shareholder approval is deemed necessary or appropriate in consideration of tax, securities or other laws. No amendment or termination by the Board of Directors may adversely affect the rights of a holder of an Option without the holder’s consent. No incentive stock option may be granted more than ten (10) yeas after the date the Stock Option Plan was adopted by the Board of Directors.

Benefits to Named Executive Officers and Others

     The Administrative Committee has not yet made any determination as to which eligible participants will be granted options under the Stock Option Plan in the future.

Applicable Laws

     The Stock Option Plan is not subject to the Employee Retirement Income Security Act of 1974 nor is it qualified under Section 401(a) of the Code.

Federal Income Tax Consequences

     The following discussion outlines generally the federal income tax consequences of participation in the Stock Option Plan. Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Stock Option Plan.

Incentive Stock Options

     A participant will not recognize income and will not be taxed upon the grant of an incentive stock option nor upon exercise of all or a portion of the option. Instead, the participant will be taxed at the time he or she sells the shares of common stock purchased on exercise of the incentive stock option. The participant will be taxed on the difference between the price he or she paid for the common stock and the amount for which he or she sells the common stock. If the participant does not sell the shares of common stock during the two-year period from the date of grant of the incentive stock option and the one-year period from the date the common stock is transferred to him or her, the gain will be capital gain, and the Company will not be entitled to a corresponding deduction. If the participant sells the shares of common stock at a gain prior to that time, the difference between the amount the participant paid for the common stock and the lesser of fair market value on the date of exercise or the amount for which the stock is sold will be taxed as ordinary income. If the participant sells the shares of common stock for less than the amount he or she paid for the stock prior to the one- or two-year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss. Exercise of an incentive stock option may subject a participant to, or increase a participant’s liability for, the alternative minimum tax.

Nonqualified Options

     A participant will not recognize income and will not be taxed upon the grant of a nonqualified option or at any time prior to the exercise of all or a portion of the option. At the time the participant exercises all or a portion of a nonqualified option, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the price paid for the common stock, and the Company will then be entitled to a corresponding deduction.

     Depending upon the period shares of common stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a nonqualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on the disposition and the fair market value of the shares when the nonqualified option was exercised.

     Special rules apply to a participant who exercises a nonqualified option by paying the exercise price, in whole or in part, by the transfer of shares of common stock to the Company.

Withholding Taxes

     A participant may be liable for federal, state, or local tax withholding obligations as a result of the grant, exercise or settlement of a Stock Option. The tax withholding obligation may be satisfied by payment in the form of cash, certified check, previously owned shares of the Company’s common stock or, if a participant elects with the permission of the Administrative Committee, by a reduction in the number of shares to be received by the participant under the award.

Shareholder Approval

     The Board of Directors seeks shareholder approval of the adoption of the Stock Option Plan and the reservation of 400,000 shares of common stock for the issuance of Stock Options under the Stock Option Plan because approval is required under the Code as a condition to incentive stock option treatment and will maximize the potential for deductions associated with any other equity-based incentives granted under the Stock Option Plan.

     Approval of the Stock Option Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of common stock of the Company present, or represented and entitled to vote, at the annual meeting. Proxies received that contain no instructions to the contrary will be voted FOR the approval of the adoption of the Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE APPROVAL OF THE ADOPTION OF THE STOCK OPTION PLAN

PROPOSAL 3: APPROVAL OF THE HABERSHAM BANCORP OUTSIDE DIRECTORS PLAN

     On March 19, 2005, the Board of Directors of the Company adopted the Habersham Bancorp Outside Directors Stock Option Plan (the “Directors Plan”), subject to approval of the shareholders of the Company. At the annual meeting, shareholders will be asked to consider and vote on the approval and adoption of the Directors Plan.

     The Board of Directors of the Company previously adopted a stock option plan, also named the Habersham Bancorp Outside Directors Stock Option Plan, with an effective date of January 21, 1995 (the “1995 Directors Plan”) under which 70,000 shares of common stock for issuance of awards were reserved. The 1995 Directors Plan was subsequently amended to reflect a five-for-one stock split that occurred on May 1, 1995. The 1995 Directors Plan expired on January 20, 2005. The Directors Plan is meant to supersede in its entirety the 1995 Directors Plan.

     The purpose of the Directors Plan is to further the growth and development of the Company by allowing non-employee directors of the Company (or any affiliate) to obtain a proprietary interest in the Company through the ownership of common stock. The Company believes that the Directors Plan aids in attracting and retaining such individuals and in stimulating the efforts of such individuals for the success of the Company.

     The Board of Directors has reserved 350,000 shares of common stock for issuance under awards that may be made under the Directors Plan, subject to adjustment as provided in the Directors Plan.

     The following description of the Directors Plan is qualified in its entirety by reference to the applicable provisions of the Directors Plan document, as amended, which is attached hereto as Appendix B.

Terms of the Directors Plan

Administration

     The Directors Plan is administered by one or more of the employee directors of the Company, as appointed by the Board of Directors (the “Administrator”). At the present time, Edward D. Ariail acts as the Administrator for the Directors Plan. The Administrator has the authority to interpret the Directors Plan and to make all determinations that it may deem necessary or advisable for the administration of the Directors Plan. The Administrator’s decisions relating to the administration of the Directors Plan shall be conclusive. The Administrator is indemnified by the Company for his actions as the Administrator or failure to act if those acts or failure to act are not determined to be the result of negligence or misconduct.

Eligibility

     All directors of the Company and its affiliates who are not employed by the Company or any of its affiliates are eligible to participate in the Directors Plan. As of March 19, 2005, five individuals were eligible to participate in the Directors Plan.

Option Terms

     Provided there are a sufficient number of shares available for issuance under the Directors Plan, the Directors Plan provides for annual grants of nonqualified stock options to each eligible non-employee director in the following amounts:

(a)	5,000 shares of common stock, if such individual is a non-employee director of the Company as of each such date; or

(b)	1,250 shares of common stock, if such individual is a non-employee director of an affiliate of the Company, but not of the Company, as of each such date.

     Each annual grant of options will be made as of December 31 of each year during which the Directors Plan is in effect. The options will be exercisable at a price equal to the fair market value of the Company’s common stock as of the date of grant. The exercise price of an option must be paid in cash or by certified check.

     All options granted under the Directors Plan will be immediately vested but may not be exercised until six months following the date of grant. Each option remains exercisable until the earlier of: (1) the fifth anniversary of the date on which it was granted; (2) the date the optionee ceases to be a director of either the Company or any affiliate of the Company, except as a result of death; or (3) the first anniversary of the optionee’s date of death.

     The terms of the Directors Plan provide only for the grant of nonqualified stock options. Awards of nonqualified stock options are nontransferable except by will or the laws of descent and distribution.

Reorganizations

     The number of shares of common stock reserved for issuance in connection with the grant of an option or to which an option is subject, as the case may be, the exercise price of an option and the annual number of shares of common stock subject to options that may be granted to any director during a calendar year are subject to adjustment in the event of any recapitalization of the Company or similar event effected without the receipt of consideration.

     In the event of specified corporate reorganizations of the Company, options may be substituted, cancelled, accelerated, or otherwise adjusted by the Administrator, provided that the adjustment is not inconsistent with the terms of the Directors Plan or any agreement reflecting the terms of an option. However, in the event of a reorganization, merger or consolidation of the Company with respect to which the Company is not the surviving entity, or the sale of all or substantially all of the assets of the Company, any outstanding but unexercised options shall be cashed out on the basis of the greater of the excess, if any, of the fair market value of a share of common stock over the exercise price or, if applicable, the excess, if any, of the price paid for a share of common stock in connection with such transaction over the exercise price.

     Notwithstanding the above, in the event of a dissolution or liquidation of the Company, all unexercised options or portions thereof under the Directors Plan will terminate immediately.

Amendment or Termination

     The Board of Directors may amend or terminate the Directors Plan at any time without the approval of the shareholders, but may condition any amendment on shareholder approval if the Board of Directors believes it is necessary or advisable to comply with any applicable tax, securities or other laws. No termination or amendment of the Directors Plan shall adversely affect the rights of the holder of the option without the holder’s consent.

Term of Directors Plan

     The Directors Plan will terminate on March 19, 2015, which is ten years after the date the Board of Directors initially approved the Directors Plan, subject to any earlier termination by the Board of Directors in accordance with the terms of the Directors Plan.

Benefits to Named Directors

     As of the date of this proxy statement, no options have been granted under the Directors Plan. We anticipate, however, that assuming their reelection at this annual meeting, each of our non-employee directors (Messrs. Arrendale, Martin, Owen, Stapleton and Wilbanks) will receive options to purchase 5,000 shares of our common stock on December 31, 2005 at the fair market value of the stock as of that date.

Applicable Laws

     The Directors Plan is not subject to the Employee Retirement Income Security Act of 1974 nor is it qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended.

Federal Income Tax Consequences

     The following discussion outlines generally the federal income tax consequences of participation in the Directors Plan. Individual circumstances may vary and each optionee should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Directors Plan.

     An optionee will not recognize income and will not be taxed upon the grant of a nonqualified option or at any time prior to the exercise of all or a portion of the option. At the time the optionee exercises all or a portion of a nonqualified option, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the price paid for the common stock, and the Company will then be entitled to a corresponding deduction.

     Depending upon the period shares of common stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a nonqualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on the disposition and the fair market value of the shares when the nonqualified option was exercised.

Shareholder Approval

     The Board of Directors seeks shareholder approval of the adoption of the Directors Plan and the reservation of 350,000 shares of common stock for the issuance of options under the Directors Plan because approval is required under Nasdaq exchange rules.

     Approval of the Directors Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of common stock of the Company present, or represented and entitled to vote, at the annual meeting. Proxies received that contain no instructions to the contrary will be voted FOR the approval of the adoption of the Directors Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADOPTION OF THE PLAN

APPENDIX A

HABERSHAM BANCORP
2005 STOCK OPTION PLAN

HABERSHAM BANCORP
2005 STOCK OPTION PLAN

SECTION 1 DEFINITIONS

     1.1 Definitions. Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

     (a) “Affiliate” means

     (1) any Subsidiary or Parent;

     (2) an entity that directly or through one or more intermediaries controls, is controlled by, or is under common control with the Company, as determined by the Company; or

     (3) any entity in which the Company has such a significant interest that the Company determines it should be deemed an “Affiliate,” as determined in the sole discretion of the Company.

     (b) “Board of Directors” means the board of directors of the Company.

     (c) “Cause” has the same meaning as provided in the employment agreement between the Participant and the Company or Affiliate(s) on the date of Termination of Service, or if no such definition or employment agreement exists, “Cause” means conduct amounting to (1) fraud or dishonesty against the Company or Affiliate(s); (2) Participant’s willful misconduct, repeated refusal to follow the reasonable directions of the Board of Directors or knowing violation of law in the course of performance of the duties of Participant’s service with the Company or Affiliate(s); (3) repeated absences from work without a reasonable excuse; (4) repeated intoxication with alcohol or drugs while on the Company’s or Affiliate(s)’ premises during regular business hours; (5) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty; or (6) a breach or violation of the terms of any agreement to which Participant and the Company or Affiliate(s) are party.

     (d) “Change in Control” has the same meaning as provided in the employment agreement between the Participant and the Company or Affiliate(s), or if no such definition or employment agreement exists, “Change in Control shall mean any one of the following events which may occur after the date the Stock Option is granted:

     (1) the acquisition by any individual, entity or “group,” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, (a “Person”) of beneficial ownership (within the meaning of Rule 13-d-3 promulgated under the Securities Exchange Act of 1934) of voting securities of the Company where such acquisition causes any such Person to own fifty percent (50%) or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors;

     (2) within any twelve-month period, the persons who were directors of the Company immediately before the beginning of such twelve-month period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board of Directors of the Company; provided that any director who was not a director as of the beginning of such twelve-month period shall be deemed to be an Incumbent Director if that director were elected to the Board of Directors of the Company by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors; and provided further that no director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors shall be deemed to be an Incumbent Director;

     (3) a reorganization, merger or consolidation, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities; or

     (4) the sale, transfer or assignment of all or substantially all of the assets of the Company to any third party.

     (e) “Code” means the Internal Revenue Code of 1986, as amended.

     (f) “Committee” means the committee appointed by the Board of Directors to administer the Plan pursuant to Plan Section 2.3. If the Committee has not been appointed, the Board of Directors in its entirety shall constitute the Committee.

     (g) “Company” means Habersham Bancorp, a Georgia corporation.

     (h) “Disability” has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or an Affiliate for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

     (i) “Disposition” means any conveyance, sale, transfer, assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

     (j) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     (k) “Fair Market Value” with regard to a date means:

     (1) the price at which Stock shall have been sold on that date or the last trading date prior to that date as reported by the national securities exchange selected by the Committee on which the shares of Stock are then actively traded or, if applicable, as reported by the NASDAQ Stock Market;

     (2) if such market information is not published on a regular basis, the price of Stock in the over-the-counter market on that date or the last business day prior to that date as reported by the NASDAQ Stock Market or, if not so reported, by a generally accepted reporting service; or

     (3) if Stock is not publicly traded, as determined in good faith by the Committee with due consideration being given to (i) the most recent independent appraisal of the Company, if such appraisal is not more than twelve months old and (ii) the valuation methodology used in any such appraisal.

For purposes of Paragraphs (1) and (2) above, the Committee may use the closing price as of the applicable date or the average of the high and low prices as of the applicable date. For purposes of Paragraph (3) above, the Board of Directors may use the price averaged over a period certain ending on such date, the price determined at the time the transaction is processed, the tender offer price for shares of Stock, or any other method which the Committee determines is reasonably indicative of the fair market value.

     (l) “Incentive Stock Option” means an incentive stock option, as defined in Code Section 422, described in Plan Section 3.2.

     (m) “Nonqualified Stock Option” means a stock option, other than an option qualifying as an Incentive Stock Option, described in Plan Section 3.2.

     (n) “Option” means a Nonqualified Stock Option or an Incentive Stock Option.

     (o) “Over 10% Owner” means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than ten percent (10%) of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

     (p) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock

Options, at the time of granting of the Incentive Stock Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     (q) “Participant” means an individual who receives a Stock Option hereunder.

     (r) “Plan” means the Habersham Bancorp 2005 Stock Option Plan.

     (s) “Stock” means the Company’s common stock, $1.00 par value.

     (t) “Stock Option Agreement” means an agreement between the Company and a Participant or other documentation evidencing an award of a Stock Option.

     (u) “Stock Options” means, collectively, Incentive Stock Options and Nonqualified Stock Options.

     (v) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Incentive Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. A “Subsidiary” shall include any entity other than a corporation to the extent permissible under Section 424(f) or regulations or rulings thereunder.

     (w) “Termination of Service” means the termination of the service relationship, whether employment or otherwise, between a Participant and the Company and any Affiliates, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Service, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Service, or whether a Termination of Service is for Cause.

SECTION 2 THE STOCK INCENTIVE PLAN

     2.1 Purpose of the Plan. The Plan is intended to (a) provide incentives to officers and employees of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers and employees by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock; and (c) provide a means of obtaining and rewarding key personnel.

     2.2 Stock Subject to the Plan. Subject to adjustment in accordance with Section 5.2, 400,000 shares of Stock (the “Maximum Plan Shares”) are hereby reserved exclusively for issuance upon exercise or payment pursuant to Stock Options. At all such times as the Company is subject to Section 16 of the Exchange Act, at no time shall the Company have outstanding Stock Options subject to Section 16 of the Exchange Act and shares of Stock issued in respect of Stock Options in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Option that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan.

     2.3 Administration of the Plan. The Plan shall be administered by the Committee. The Committee shall consist of at least two members of the Board of Directors. During those periods that the Company is subject to the provisions of Section 16 of the Exchange Act, the Board of Directors shall consider whether each Committee member should qualify as an “outside director” as defined in Treasury Regulations Section 1.162-27(e) as promulgated by the Internal Revenue Service and a “non-employee director” as defined in Rule 16b(3)(b)(3) as promulgated under the Exchange Act. The Committee shall have full authority in its discretion to determine the officers and employees of the Company or its Affiliates to whom Stock Options shall be granted and the terms and provisions of Stock Options subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Option Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee’s decisions shall be final and binding on all Participants. Each member of the Committee shall serve at the discretion of the Board of Directors and the Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors.

     The Committee shall select one of its members as chairman and shall hold meetings at the times and in the places as it may deem advisable. Acts approved by a majority of the Committee in a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     2.4 Eligibility and Limits. Stock Options may be granted only to officers and employees of the Company or any Affiliate; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Subsidiary. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Nonqualified Stock Option(s). During such periods as required by Code Section 162(m) of the Code and the regulations thereunder for compensation to be treated as qualified performance-based compensation, the maximum number of shares of

Stock with respect to which Options may be granted during any calendar year to an employee may not exceed 100,000, subject to adjustment in accordance with Section 5.2. If, after grant, the exercise price of an Option is reduced, the transaction shall be treated as the cancellation of the Option and the grant of a new Option. If an Option is deemed to be cancelled as described in the preceding sentence, the Option that is deemed to be cancelled and the Option that is deemed to be granted shall both be counted against the Maximum Plan Shares and the maximum number of shares for which Options may be granted to an employee during any calendar year.

SECTION 3 TERMS OF STOCK INCENTIVES

     3.1 General Terms and Conditions.

     (a) The number of shares of Stock as to which a Stock Option shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2, as to the total number of shares available for grants under the Plan. If a Stock Option Agreement so provides, a Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously owned shares of Stock tendered in payment of the Exercise Price (as defined below) for each share of Stock purchased pursuant to the terms of the Stock Option Agreement.

     (b) Each Stock Option shall be evidenced by a Stock Option Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate. Each Stock Option Agreement shall be subject to the terms of the Plan and any provision in a Stock Option Agreement that is inconsistent with the Plan shall be null and void.

     (c) The date a Stock Option is granted shall be the date on which the Committee has approved the terms of, and satisfaction of any conditions applicable to, the grant of the Stock Option and has determined the recipient of the Stock Option and the number of shares covered by the Stock Option and has taken all such other action necessary to complete the grant of the Stock Option.

     (d) The Committee may provide in any Stock Option Agreement (or subsequent to the award of a Stock Option but prior to its expiration or cancellation, as the case may be) that, in the event of a Change in Control, the Stock Option shall or may be cashed out on the basis of any price not greater than the highest price paid for a share of Stock in any transaction reported by any market or system selected by the Committee on which the shares of Stock are then actively traded during a specified period immediately preceding or including the date of the Change in Control or offered for a share of Stock in any tender offer occurring during a specified period immediately preceding or including the date the tender offer commences; provided that, in no case shall any such specified period exceed three (3) months (the “Change in Control Price”). For purposes of this Subsection, any Option shall be cashed out on the basis of the excess, if any, of the Change in Control Price over the Exercise Price to the extent the Option is then exercisable in accordance with the terms of the Option and the Plan.

     (e) Any Stock Option may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Option. Exercise or vesting of a Stock Option granted in connection with another Stock Option may result in a pro rata surrender or cancellation of any related Stock Option, as specified in the applicable Stock Option Agreement.

     (f) Stock Options shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant; in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of the death of the Participant, by the personal representative of the Participant’s estate or if no personal representative has been appointed, by the successor in interest determined under the Participant’s will.

     3.2 Terms and Conditions of Options. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Nonqualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Nonqualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors or approved by the Company’s stockholders.

     (a) Option Price. Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the exercise price (the “Exercise Price”) per share of Stock purchasable under any Option shall be as set forth in the applicable Stock Option Agreement. With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner, the Exercise Price per share shall not be less than the Fair Market Value on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted. With respect to each grant of a Nonqualified Stock Option, the Exercise Price per share shall be no less than the Fair Market Value.

     (b) Option Term. The term of an Option shall be as specified in the applicable Stock Option Agreement; provided, however that any Option granted to a Participant shall not be exercisable after the expiration of ten (10) years after the date the Option is granted and any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted.

     (c) Payment. Payment for all shares of Stock purchased pursuant to the exercise of an Option shall be made in cash or, if the Stock Option Agreement provides, in a cashless exercise through a broker. In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the

Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

     (d) Conditions to the Exercise of an Option. Each Option granted under the Plan shall be exercisable by the Participant or any other designated person, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Option Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Option Agreement to the contrary.

     (e) Termination of Incentive Stock Option Status. With respect to an Incentive Stock Option, in the event of the Termination of Service of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate and become unexercisable no later than three (3) months after the date of termination of employment; provided, however, that in the case of a holder whose termination of employment is due to death or Disability, up to one (1) year may be substituted for such three (3) month period. For purposes of this Subsection (e), Termination of Service of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

     (f) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

     3.3 Treatment of Awards Upon Termination of Service. Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who suffers a Termination of Service may be cancelled, accelerated, paid or continued, as provided in the Stock Option Agreement or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant’s period of service from the date of grant through the date of the Participant’s Termination of

Service or such other factors as the Committee determines are relevant to its decision to continue the award.

SECTION 4 RESTRICTIONS ON STOCK

     4.1 Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan shall be issued in the Participant’s name, but, if the Stock Option Agreement so provides, the shares of Stock shall be held by a custodian designated by the Committee (the “Custodian”). Each applicable Stock Option Agreement providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Option Agreement, with full power and authority in the Participant’s name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Option Agreement. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the applicable Stock Option Agreement, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the applicable Stock Option Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the applicable Stock Option Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

     4.2 Restrictions on Transfer. The Participant shall not have the right to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Option Agreement. Any Disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Option Agreement shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the applicable Stock Option Agreement, and the shares so transferred shall continue to be bound by the Plan and the applicable Stock Option Agreement.

SECTION 5 GENERAL PROVISIONS

     5.1 Withholding. The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local tax withholding requirements prior to the delivery of any certificate or certificates for such shares. A Participant may pay the withholding obligation in cash, by tendering shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise or, if the applicable Stock Option Agreement provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding obligation arising from exercise or payment of a Stock Option (a “Withholding Election”). A Participant may make a Withholding Election only if both of the following conditions are met:

     (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

     (b) Any Withholding Election made will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to the Withholding Election.

     5.2 Changes in Capitalization; Merger; Liquidation.

     (a) The number of shares of Stock reserved for the grant of Options, the maximum number of shares of Stock for which Options may be granted to any employee during any calendar year, the number of shares of Stock reserved for issuance upon the exercise of each outstanding Option, and the Exercise Price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of an ordinary stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

     (b) In the event of any merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company’s assets, other change in the capital structure of the Company or its Stock (including any Change in Control) or tender offer for shares of Stock, the Committee, in its sole discretion, may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company’s assets, other change in capital structure or tender offer, including, without limitation; the assumption of other awards, the substitution of new awards, the adjustment of outstanding awards (with or without the payment of any consideration), the acceleration of awards or the removal of restrictions on outstanding awards, all as may be provided in the applicable Stock Option Agreement or, if not expressly addressed therein, as the Committee subsequently may determine in the event of any such merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company’s assets, other change in the capital structure of the Company or its Stock or tender offer for shares of Stock or the termination of outstanding awards in exchange for the cash value, as determined in good faith by the Committee of the vested and/or unvested portion of the award. The Committee’s general authority under this Section 5.2 is limited by and subject to all other express provisions of the Plan. Any adjustment pursuant to this Section 5.2 may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Option.

     (c) The existence of the Plan and the Stock Options granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     5.3 Cash Awards. The Committee may, at any time and in its discretion, grant to any holder of a Stock Option the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Option or the exercise of rights thereunder.

     5.4 Compliance with Code. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such a manner as to effectuate that intent.

     5.5 Right to Terminate Service. Nothing in the Plan or in any Stock Option Agreement shall confer upon any Participant the right to continue as an employee, director, organizer or officer of the Company or affect the right of the Company to terminate the Participant’s services at any time.

     5.6 Restrictions on Delivery and Sale of Shares; Legends. Each Stock Option is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Options then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Option, that the Participant or other recipient of a Stock Option represent, in writing, that the shares received pursuant to the Stock Option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     5.7 Non-Alienation of Benefits. Other than as specifically provided herein, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

     5.8 Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Stock Option may adversely affect the rights of the Participant under such Stock Option

     5.9 Stockholder Approval. The Plan must be submitted to the stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors.

     5.10 Choice of Law. The laws of the State of Georgia shall govern the Plan, to the extent not preempted by federal law.

     5.11 Effective Date of the Plan. The Plan was approved by the Board of Directors on January 15, 2005 and will be effective as of that date.

HABERSHAM BANCORP

	By:	/s/ David D. Stovall

	Title:	President and Chief Executive Officer

ATTEST:

/s/ Edward D. Ariail
Vice President and
Corporate Secretary

[SEAL]

APPENDIX B

HABERSHAM BANCORP
OUTSIDE DIRECTORS PLAN

HABERSHAM BANCORP

OUTSIDE DIRECTORS STOCK OPTION PLAN

HABERSHAM BANCORP
OUTSIDE DIRECTORS STOCK OPTION PLAN

SECTION 1
DEFINITIONS

     Wherever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following words and phrases shall, when used herein, have the meanings set forth below:

     1.1 “Affiliate” means (a) an entity that directly or through one or more intermediaries is controlled by the Company, and (b) any entity in which the Company has a significant equity interest, as determined by the Company.

     1.2 “Bank Board” means the board of directors of any Affiliate bank of the Company.

     1.3 “Board of Directors” means the Board of Directors of the Company.

     1.4 “Code” means the Internal Revenue Code of 1986, as amended.

     1.5 “Common Stock” means common stock of the Company, $1.00 par value.

     1.6 “Director” means a member of the Board of Directors or Bank Board.

     1.7 “Eligible Director” means a Director who is not an Employee.

     1.8 “Employee” means any person who is employed by the Company or an Affiliate for purposes of the Federal Insurance Contributions Act and any consultant retained to provide services (other than in the capacity of a Director) to the Company or an Affiliate.

     1.9 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

     1.10 “Fair Market Value” means, with respect to a share of Common Stock,

     (a) the price at which Common Stock shall have been sold on that date or the last trading date prior to that date as reported by the national securities exchange selected by the Plan Administrator on which the shares of Common Stock are then actively traded or, if applicable, as reported by the Nasdaq Stock Market;

     (b) if such market information is not published on a regular basis, the price of Common Stock in the over-the-counter market on that date or the last business day prior to that date as reported by the Nasdaq Stock Market, or, if not so reported, by a generally accepted reporting service; or

     (c) if Common Stock is not publicly traded, as determined in good faith by the Plan Administrator with due consideration being given to (i) the most recent independent appraisal of the Company, if such appraisal is not more than twelve (12) months old and (ii) the valuation methodology used in any such appraisal.

     1.11 “Plan” means the Habersham Bancorp Outside Directors Stock Option Plan.

     1.12 “Plan Administrator” means one or more of the Company’s employee members appointed by the Board of Directors.

     1.13 “Stock Option” means a nonqualified stock option issued under the Plan.

     1.14 “Stock Option Agreement” means an agreement between the Company and the Eligible Director reflecting the award of a Stock Option.

SECTION 2
ADMINISTRATION

     2.1 Delegation to Plan Administrator. The Board of Directors of the Company shall appoint one or more of its employee members to serve as Plan Administrator to administer the Plan on behalf of the Company. Each member constituting the Plan Administrator shall serve at the pleasure of the Board of Directors.

     2.2 Plan Administrator Actions. If more than one person serves as Plan Administrator, the Plan Administrator shall select one of its members as a chairman and shall hold meetings at the times and in the places as it may deem advisable. All actions the Plan Administrator takes shall be made by majority decision. Any action evidenced by a written instrument signed by all of the members of the Plan Administrator shall be as fully effective as if the Plan Administrator had taken the action by majority vote at a meeting duly called and held.

     2.3 Finality. The Plan Administrator shall have the authority in its sole discretion to interpret the Plan, to make all other determinations and to take all other actions it deems necessary or advisable for the implementation and administration of the Plan, except to the extent such powers are herein reserved by the Board of Directors. Notwithstanding the foregoing, neither the Plan Administrator nor the Board of Directors shall exercise any discretionary functions with respect to grants under the Plan. All actions of the Board of Directors and the Plan Administrator shall be final, conclusive, and binding. No member of the Board of Directors or the Plan Administrator shall be liable for any action taken or decision made in good faith relating to the Plan.

SECTION 3
ELIGIBILITY

     Directors who are not Employees shall be eligible to receive Stock Options under the Plan on the terms and subject to the restrictions hereinafter set forth.

SECTION 4
SHARES SUBJECT TO PLAN

     Subject to adjustment in accordance with Section 9, 350,000 shares of Common Stock (the “Maximum Plan Shares”) are hereby reserved exclusively for issuance pursuant to Stock Options. At no time shall the Company have outstanding Stock Options subject to Section 16 of the Exchange Act and shares of Common Stock issued in respect of Stock Options in excess of the Maximum Plan Shares; for this purpose, the outstanding Stock Options and shares of Common Stock issued in respect of Stock Options shall be computed in accordance with Rule 16b-3(a)(1) as promulgated under the Exchange Act. To the extent permitted by Rule 16b-3(a)(1) as promulgated under the Exchange Act, the shares of Common Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Option that is forfeited or canceled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan.

SECTION 5
STOCK OPTION AWARDS

     5.1 Each Eligible Director shall be granted as of December 31 of each calendar year during which the Plan is in effect, an option to purchase:

     (a) 5,000 shares of Common Stock, if such Eligible Director serves on the Board of Directors on such date of grant; or

     (b) 1,250 shares of Common Stock, if such Eligible Director serves on a Bank Board but not on the Board of Directors on such date of grant.

     5.2 The exercise price per share of Common Stock of each Stock Option grant made under this Section 5 shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date.

     5.3 Each Stock Option grant under this Section 5 shall have a maximum term of five (5) years measured from the grant date.

     5.4 Each Stock Option granted pursuant to the Plan shall expire on the earlier of (a) the fifth anniversary of the date of grant, (b) the date the Eligible Director ceases to be a member of either the Board of Directors or any Bank Board, except in the event of his death, or (c) the first anniversary of the Eligible Director’s death in the event the Eligible Director ceases to be a member of either the Board of Directors or any Bank Board due to the Eligible Director’s death.

     5.5 Each Stock Option granted pursuant to the Plan shall be fully vested on the date of grant but may not be exercised until six (6) months following the date of grant and is not transferable by the Eligible Director other than as provided by the will of the Eligible Director or the applicable laws of descent and distribution. Each Stock Option granted pursuant to the Plan shall be subject to such additional terms as set forth in the Stock Option Agreement.

     5.6 The exercise price shall become immediately due upon exercise of a Stock Option and shall be payable in full payment in cash or check made payable to the Company’s order.

     5.7 Each Stock Option shall be represented by a Stock Option Agreement specifying the date of grant, the number of shares of Common Stock covered thereby, the exercise price and the applicable provisions of this Section 5.

     5.8 The Stock Options granted under this Section 5 shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     5.9 In the event the remaining number of shares of Common Stock reserved for issuance under the Plan is insufficient to grant Stock Options for the appropriate number of shares of Common Stock to all Eligible Directors as of any grant date, then no Stock Options shall be granted as of that grant date or any subsequent grant date.

SECTION 6
TERM OF PLAN

     The Plan shall be effective on the date hereof and shall continue to be effective until ten (10) years following the earlier of the effective date of the Plan or the date the stockholders approve the Plan, unless sooner terminated by the Board of Directors pursuant to Section 8 hereof.

SECTION 7
INDEMNIFICATION OF PLAN ADMINISTRATOR

     In addition to such other rights of indemnification that the members of the Plan Administrator may have, each member of the Plan Administrator shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which it may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Stock Option granted thereunder, and against all amounts paid by it in settlement thereof (provided the settlement has received the prior approval of the Company) or paid by it in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in the action, suit or proceeding that the Plan Administrator member is liable for negligence or misconduct in the performance of his or her duties; provided that promptly after institution of the action, suit or proceeding the Plan Administrator member shall in writing offer the Company the opportunity, at its own expense, to handle and defend such matter. Upon the delivery to the Plan Administrator member of written notice of assumption by the Company of the defense of such matter, the Company will not be responsible to the Plan Administrator member for any further fees and disbursements relating to the defense of such matter, including fees and disbursements of counsel.

SECTION 8
AMENDMENT AND TERMINATION OF THE PLAN

     The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of the stockholders of the Company if such approval is necessary or advisable with respect to tax, securities (which require such approval, among other reasons, for a material increase of the number of shares of Common Stock subject to Stock Options and for material modifications to the eligibility requirements of the Plan) or other applicable laws to which the Company, the Plan, or Eligible Directors are subject. No amendment or termination of the Plan shall adversely affect the rights of an Eligible Director with regard to any previously awarded Stock Options without his consent.

SECTION 9
ADJUSTMENT IN SHARES OF COMMON STOCK

     9.1 The number of shares of Common Stock reserved for the grant of Stock Options, the number of shares of Common Stock for which Stock Options are to be granted to any Eligible Director during any calendar year, the number of shares of Common Stock reserved for issuance upon the exercise of each outstanding Stock Option, and the exercise price of each outstanding Stock Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares or the payment of an ordinary stock dividend in shares of Common Stock to holders of outstanding shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company.

     9.2 In the event of any merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company’s assets, other change in the capital structure of the Company or its Common Stock or tender offer for shares of Common Stock, the Plan Administrator, in its sole discretion, may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company’s assets, other change in capital structure or tender offer, including, without limitation; the assumption of other awards, the substitution of new awards, the adjustment of outstanding awards (with or without the payment of any consideration), the acceleration of awards or the removal of restrictions on outstanding awards, all as may be provided in the applicable Stock Option Agreement or, if not expressly addressed therein, as the Plan Administrator subsequently may determine in the event of any such merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company’s assets, other change in the capital structure of the Company or its Common Stock or tender offer for shares of Common Stock;

provided, however, in the event of the approval by the stockholders of the Company of a reorganization, merger or consolidation with respect to which the Company is not the surviving entity, or the sale of all or substantially all of the assets of the Company, any outstanding, but unexercised Stock Options shall be cashed out on the basis of the greater of the excess, if any, of the Fair Market Value of a share of Common Stock over the exercise price or, if applicable, the excess, if any, of the price paid for a share of Common Stock in connection with such transaction over the exercise price multiplied by the number of shares of Common Stock as to which the option remains unexercised immediately preceding the date of the transaction.

     The Plan Administrator’s general authority under this Section 9.2 is limited by and subject to all other express provisions of the Plan. Any adjustment pursuant to this Section 9.2 may provide, in the Plan Administrator’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Option.

     Notwithstanding the foregoing, in the event of a dissolution or liquidation of the Company, all Stock Options under the Plan shall terminate as to any unexercised portion thereof as of the effective date of the dissolution or liquidation.

     9.3 The existence of the Plan and the Stock Options granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

SECTION 10
RIGHTS AS A STOCKHOLDER

     An Eligible Director shall have no rights as a stockholder with respect to any shares of Common Stock issuable under the Plan until the date of the issuance of a stock certificate to him for the Common Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued, except as otherwise provided in the Plan.

SECTION 11
ASSIGNABILITY

     Except as Section 5 permits, no Stock Option or any of the rights and privileges thereof accruing to an Eligible Director shall be transferred, assigned, pledged or hypothecated in any way whether by operation of law or otherwise, and no Stock Option, right or privilege shall be subject to execution, attachment or similar process.

SECTION 12
NO RIGHT TO CONTINUE SERVICE

     No provision in the Plan or any Stock Option shall confer upon any Eligible Director any right to continue performing services for or to interfere in any way with the right of the stockholders of the Company to remove such Eligible Director as a director of either the Board of Directors or any Bank Board at any time for any reason.

SECTION 13
GENERAL RESTRICTIONS

     Each Stock Option is subject to the condition that if at any time the Company, in its discretion, shall determine that the listing, registration or qualification of the shares of Common Stock covered by such Stock Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Option or the purchase or delivery of shares of Common Stock thereunder, the delivery of any or all shares of Common Stock pursuant to such Stock Option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Common Stock purchasable or otherwise deliverable under the Stock Option then outstanding, the Company may require, as a condition of exercise of any Stock Option or as a condition to any other delivery of shares of Common Stock pursuant thereto, that the Eligible Director or the Eligible Director’s representative represent, in writing, that the shares of Common Stock received pursuant to the Stock Option are being acquired for investment and not with a view to distribution and agree that the shares of Common Stock will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may endorse on certificates representing shares of Common Stock delivered pursuant to a Stock Option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

SECTION 14
GOVERNING LAW

     The laws of the State of Georgia shall govern this Plan.

SECTION 15
STATUS AS SUCCESSOR PLAN

     The Plan supersedes and replaces the stock option plan also named the Habersham Bancorp Outside Directors Stock Option Plan, which was adopted by the Board of Directors effective as of January 21, 1995 and which expired on January 20, 2005.

SECTION 16
STOCKHOLDER APPROVAL

     The Company shall submit the Plan to its stockholders for approval by a majority of stockholders present and entitled to vote within twelve (12) months of the adoption of the Plan by the Board of Directors; provided that unless stockholder approval is obtained within the twelve-month period, both the Plan and all outstanding options issued thereunder shall be rendered immediately void and of no effect.

     IN WITNESS WHEREOF, the Company has caused the Plan to be executed as of the 19th day of March, 2005.

HABERSHAM BANCORP

By:	/s/ David D. Stovall

Title:	President and Chief Executive Officer

ATTEST:

/s/ Edward D. Ariail

Title:	Vice President and Corporate Secretary

[CORPORATE SEAL]

HABERSHAM BANCORP
PROXY
SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 16, 2005

     The undersigned shareholder of Habersham Bancorp (the “Company”) hereby appoints David D. Stovall and Edward D. Ariail as proxies with full power of substitution, acting unanimously or by either of them if only one be present and acting, to vote all shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the “Meeting”) to be held at the Central Office of the Company, 282 Historic Highway 441 North, Cornelia, Georgia on Saturday, April 16, 2005 at 1:00 p.m. and at any adjournments thereof, upon the proposals described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Meeting (the “Proxy Statement”), receipt of which is hereby acknowledged.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

PROPOSAL 1:	To elect the nominees listed below to serve as directors of the Company for the ensuing year:

Edward D. Ariail, Thomas A. Arrendale III, Michael C. Martin, Michael L. Owen, James A. Stapleton, Jr., David D. Stovall and Calvin R. Wilbanks.

___ FOR all nominees	___WITHHOLD AUTHORITY
listed above (except as	to vote for all nominees listed
indicated to the contrary	above.
below).

INSTRUCTION:	To withhold authority for any individual nominee(s), mark “FOR” above, and write the name of the nominee(s) for whom you wish to withhold authority in the space below:

PROPOSAL 2:	To approve the Habersham Bancorp 2005 Stock Option Plan.

___ FOR	___ AGAINST	___ ABSTAIN

PROPOSAL 3:	To approve the Habersham Bancorp Outside Directors Plan.

___ FOR	___ AGAINST	___ ABSTAIN

PLEASE TURN THIS PROXY FORM OVER AND SIGN IT ON THE REVERSE SIDE.

[REVERSE SIDE OF PROXY FORM]

This proxy, when properly executed, will be voted as directed, but if no direction to the contrary is indicated, it will be voted FOR the nominees listed in Proposal 1, FOR Proposal 2 and FOR Proposal 3. Discretionary authority is hereby conferred as to all other matters which may come before the meeting.

Dated:	, 2005
(Be sure to date your Proxy)

Name(s) of Shareholder(s)

Signature(s) of Shareholder(s)

     If stock is held in the name of more than one person, all holders should sign. Signatures must correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, guardian or custodian, please indicate the capacity in which you are acting. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in name by authorized person.

     Please mark, date and sign this Proxy, and return it in the enclosed return-addressed envelope. No postage is necessary.

PLEASE RETURN PROXY AS SOON AS POSSIBLE